Loan No. 123523

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (the “Agreement”) is dated as of the 13th day of March 2015, among GWL 4 CORPORATE LLC, a Delaware limited liability company (“GWL 4”), GWL 8 CORPORATE LLC, a Delaware limited liability company (“GWL 8”), GWL 1110 CENTENNIAL LLC, a Delaware limited liability company (“GWL 1110”), GWL 25 CORPORATE LLC, a Delaware limited liability company (“GWL 25”), GWL 21 CONSTITUTION LLC, a Delaware limited liability company (“GWL 21”) and GWL 11 CONSTITUTION LLC, a Delaware limited liability company (“GWL 11”), each having a mailing address c/o GTJ REIT, Inc., 60 Hempstead Avenue, West Hempstead, New York 11552 (herein, collectively, “Borrower”), GTJ REIT, INC., a Maryland corpoation having a mailing address at 60 Hempstead Avenue, West Hempstead, New York 11552 (“GTJ”; Borrower and GTJ being collectively referred to as “Indemnitors”) and ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company, ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK, a New York insurance company and AMERICAN HERITAGE LIFE INSURANCE COMPANY, a Florida insurance company, each having a mailing address c/o Allstate Investments, LLC, 3075 Sanders Road, Ste. G5C, Northbrook, Illinois 60062 (collectively, (“Lender”).

RECITALS

A.GWL 4 is the owner of certain real property known as 4 Corporate Place, Piscataway, New Jersey (the “4 Corporate Property”);

B.GWL 8 is the owner of certain real property known as 8 Corporate Place, Piscataway, New Jersey (the “8 Corporate Property”);

C.GWL 1110 is the owner of certain real property known as 1110 Centennial Drive, Piscataway, New Jersey (the “1110 Centennial Property”);

D.GWL 25 is the owner of certain real property known as 25 Corporate Place South, Piscataway, New Jersey (the “25 Corporate Property”);

E.GWL 21 is the owner of certain real property known as 21 Constitution Avenue, Piscataway, New Jersey (the “21 Constitution Property”);

F.GWL 11 is the owner of certain real property known as 11 Constitution Avenue, Piscataway, New Jersey (the “11 Constitution Property”; the 4 Corporate Property, 8 Corporate Property, the 1110 Centennial Property, the 25 Corporate Property, the 21 Constitution Property and the 11 Constitution Property being hereinafter referred to, collectively, as the “Property”);

G.Certain of the ownership interests in the Borrower are owned directly or indirectly by GTJ;

H.Pursuant to Lender’s commitment letter dated February 20, 2015, Borrower has executed and delivered to Lender mortgage notes in the aggregate principal sum of $39,100,000.00 (such notes being referred to herein, collectively, as the “Note”), which Note is secured by a Mortgage, Assignment of Leases, Rents and Contracts, Security Agreement and

Fixture Filing (the “Mortgage”) on the Property.  Borrower and GTJ will benefit from the disbursement of the loan (the “Loan”) evidenced by the Note and secured by the Mortgage and Collateral (as defined in the Mortgage);

I.The assumption by each Indemnitor of the obligations under this Agreement will result in an indirect financial benefit to GTJ and in a direct financial benefit to the Borrower, thereby enhancing each Indemnitor’s financial interest in Borrower and in the Property; and

J.As a condition precedent to funding the Loan, Lender requires the execution of this Agreement.

AGREEMENTS

NOW THEREFORE, in order to induce Lender to accept the Property as security for the Loan and to enter into the Loan and to disburse the proceeds of the Loan, and in consideration of the matters described in the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Recitals.  The Recitals are incorporated herein by this reference.

2.Definitions:   For purposes of this Agreement, “Hazardous Materials” means and includes, but shall not be limited to, any petroleum product and all hazardous or toxic substances, materials, mixtures, or wastes including any substances which because of their concentration, chemical, radioactive, flammable, explosive, infectious, quantity or form, or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, mold, pathogenic bacteria or viruses, waste oils, solvents and chlorinated oils, polychlorinated biphenyls, toxic metals, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any Hazardous Material Laws, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments or any material which shall be ordered removed from the Property pursuant to any administrative ruling or enforcement proceeding or in order to place the Property in a condition that is suitable for ordinary use.  ~~“~~"Hazardous Material Laws” ~~“~~ collectively means and includes any present and future local, state, federal or international law or treaty relating to public health, safety or the environment including without limitation, the Resource Conservation and Recovery Act, ("RCRA"), 42 U.S.C. §§ 6901 et seq., as amended, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. §§ 9601 et seq., as amended,; the Clean Water Act, 33 U.S.C. §§ 1251 et seq., as amended, the Clean Air Act, 42 U.S.C. §§ 7401 et seq., as amended, the Toxic Substances Control Act, 15 U.S.C. (“TSCA”); §§ 2601 et seq., as amended, the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq., as amended, the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq., as amended, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq., as amended, the National Environmental Policy Act, 42 U.S.C. §§ 4321 et seq., as amended, the Noise Control Act, 42 U.S.C. §§ 4901 et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. §§ 11001 et seq., as amended, Hazardous Materials Transportation Act, 49 U.S.C. §5101 et seq., as amended, and the amendments, regulations, orders, decrees, permits, licenses or deed restrictions now or hereafter promulgated thereunder.

3.Indemnification.  (a) Indemnitors hereby jointly and severally agree, at their sole cost and expense, to unconditionally indemnify, defend, and hold Lender, its directors, officers, employees and agents harmless against any loss, liability, damage (whether direct or consequential), expenses, claims, penalties, fines, injunctions, suits, proceedings, disbursements or expenses (including, without limitation, actual attorneys’ and experts’ fees and disbursements and court costs) (collectively, the “Liabilities”) arising under any Hazardous Material Law, or any other Liabilities which may be incurred by or asserted against Lender directly or indirectly resulting from the presence of Hazardous Material on the Property.

(b)Indemnitors shall assume the burden and expense of defending all suits, administrative proceedings and disputes of any description with all persons, entities, political subdivisions or government agencies arising out of the matters to be indemnified under this Agreement.  Indemnitors shall pay, promptly upon entry, any nonappealable order, judgment or other final resolution of any claim or dispute arising out of the matters to be indemnified under this Agreement and shall pay promptly when due any fines, penalties or agreed settlements arising out of the matters to be indemnified under this Agreement.  In the event that such payment is not made, Lender, at its sole discretion, may proceed to file suit against Indemnitors to compel such payment.

(c)Promptly following completion of any actions imposed upon Indemnitors under any Hazardous Material Law, Indemnitors shall obtain and deliver to Lender, an environmental report in form and substance acceptable to Lender from an environmental consultant acceptable to Lender, stating that all required action has been taken, and that upon completion of such action, the Property is, to the knowledge of such professional, then in compliance with the applicable Hazardous Material Laws.

4.Duration of Indemnity.  The duration of the indemnification hereunder shall be indefinite unless (a) in the case of payment of the Note, Borrower delivers to Lender, after payment of the principal, interest and all other amounts due under the Note, an environmental report from an environmental consultant acceptable to Lender showing neither any violation of Hazardous Material Laws nor the presence of any Hazardous Materials on the Property and in all other respects acceptable in form and substance to Lender or (b) in the case of a foreclosure, deed-in-lieu of foreclosure or payment of the Note in full, no notice of any violation of the Hazardous Material Laws or the presence of any Hazardous Materials on the Property has been received by the Borrower from Lender within five (5) years after such foreclosure, acceptance of a deed-in-lieu of foreclosure or payment of the Note in full (the “Cut-off Date”); provided that, if prior to the Cut-off Date, Lender has notified Indemnitors of any claim or demand which Lender has determined is or could become the subject of indemnification of Lender under this Agreement, then, to the maximum extent permitted by law, the indemnification under this Agreement shall survive the Cut-off Date only as to such claim or demand of which Indemnitors have been so notified.  Notwithstanding the above, this Agreement shall not be construed to impose liability on the Indemnitors (a) for Hazardous Materials placed, released or disposed of on the property through no fault of Borrower, Indemnitors or their respective agents, employees or contractors after the date of (i) foreclosure, (ii) the acceptance by Lender of a deed-in-lieu of foreclosure or (iii) a transfer approved by Lender conditional upon Lender’s receipt of (1) a written certificate from the Borrower that the Borrower has no notice or knowledge of any violation of the Hazardous Material Laws or the presence of any Hazardous Materials on the Property prior to such transfer and (2) an Environmental Indemnity Agreement in Lender’s then current standard form executed by the approved transferee or (b) for any Liabilities arising from the gross negligence or willful misconduct of Lender.

5.Notices from Indemnitors.  Indemnitors shall promptly after obtaining knowledge thereof advise Lender in writing of (a) any governmental or regulatory actions instituted or threatened in writing under any Hazardous Material Law affecting the Property or any indemnification hereunder including, without limitation, any notice of inspection, abatement or noncompliance, (b) all claims made or threatened in writing by any third party against Borrower, any Indemnitors or the Property relating to any Hazardous Material or a violation of a Hazardous Material Law, and (c) Indemnitors’ discovery of any occurrence or condition on the Property or any real property adjoining or in the vicinity of the Property which could subject Borrower or the Property to a claim under any Hazardous Material Law or to any restrictions on ownership, occupancy, transferability or use of the Property under any Hazardous Material Law.  Indemnitors shall deliver to Lender any documentation or records regarding the above as Lender may reasonably request and which are susceptible of being obtained by Indemnitors without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.

6.Notice and Settlement of Claims Against Lender.

(a)Lender agrees that it shall provide Indemnitors with written notice of any claim or demand which Lender has determined could give rise to a right of indemnification under this Agreement.  Such notice shall be given within a reasonable time after Lender becomes aware of facts and shall specify, to the best of Lender’s knowledge, the facts giving rise to the alleged claim, and the amount to the extent determinable, of liability for which indemnity is asserted.

(b)Lender agrees that it will not settle or otherwise compromise any action, suit or proceeding brought against Lender on a claim indemnified hereunder without the prior written consent of Indemnitors which consent shall not be unreasonably withheld.  The Indemnitors also agree that they will not settle or compromise such action, suit or proceeding without Lender’s prior written consent which consent shall not be unreasonably withheld.

7.Payment of Lender’s Expenses.  In any pending or threatened litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Indemnitors, or any other party, including any governmental agency charged with enforcement of any Hazardous Material Law) in any way relating to this Agreement and the indemnification described herein, or to enforce the indemnification hereunder or, if the Lender has a reasonable basis to believe that a violation of the Hazardous Material Laws exists in regard to the Property, Lender shall have the right to retain counsel and environmental sciences consultants of its own choice for advice or other representation without affecting or otherwise impairing the indemnification hereunder and all Liabilities arising from such services shall be payable by Indemnitors within thirty (30) days of demand.

8.Obligations Absolute and Waivers.

(a)The obligations of Indemnitors hereunder shall remain in full force and shall not be impaired by:  (i) any express or implied modification, renewal, extension or acceleration of or to the Note, the Mortgage, any other loan documents executed by Borrower or any other party in connection with the Loan and all environmental indemnity agreements executed by Borrower or any other party including without limitation this Agreement (collectively the “Documents”); (ii) any exercise or non-exercise by Lender of any right or privilege under any of the Documents; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Indemnitors or Borrower, or any affiliate of Borrower or any guarantor, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding, whether or not Indemnitors shall have had notice or knowledge of any of the foregoing; (iv) any release, waiver or discharge of the Borrower or any endorser or guarantor from liability under any of the Documents or any Indemnitor’s grant to Lender of a security interest, lien or encumbrance in any of the Indemnitor’s property; (v) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any of the Documents or any collateral described in any of the Documents or otherwise, or any substitution with respect thereto except as specifically required by this Agreement or any other Document; (vi) any assignment or other transfer of any of the Documents, in whole or in part; (vii) any acceptance of partial performance of any of the obligations of Borrower under the Documents; (viii) any consent to the transfer of any collateral described in the Documents or otherwise; and (ix) any bid or purchase at any sale of the collateral described in the Documents or otherwise.

(b)Indemnitors unconditionally waive the following defenses to enforcement of this Agreement:  (i) all presentments, demands, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Agreement and all other notices and formalities to which the Indemnitors may be entitled (except for notices which are specifically required by this Agreement); (ii) any right to require Lender to proceed against Borrower, any Indemnitor or any guarantor or to proceed against or exhaust any collateral described in the Documents; (iii) any defense arising by reason of any invalidity or unenforceability of any of the Documents or any disability of Borrower or any guarantor; (iv) any defense arising by reason of the manner in which Lender has exercised its remedies under the Documents; (v) any defense based upon an election of remedies by Lender; (vi) any duty of Lender to advise Indemnitors of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower’s ability to perform its obligations to Lender, it being agreed that Indemnitors assume the responsibility for being and keeping informed regarding such condition or any such circumstances; (vii) any right of subrogation and any rights to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender; and (viii) to the extent permitted by law, any right to assert against Lender any legal or equitable defense, counterclaim, set off, crossclaim or right of contribution which any Indemnitor may now or at any time or times hereafter have against any other Indemnitor.

9.No Waiver.  Indemnitors’ obligations hereunder shall in no way be impaired, reduced or released by reason of Lender’s omission or delay to exercise any right described herein or in connection with any notice (except for notices required of Lender pursuant to this Agreement), demand, warning or claim regarding violations of any Hazardous Material Laws governing the Property.

10.Recourse.  Each Indemnitor’s liability hereunder shall not be subject to, limited by or affected in any way by any “non-recourse” provisions contained in the Note, the Mortgage or any other documents executed and delivered in connection with the Loan.  Indemnitors agree that the indemnification contained herein is separate, independent of and in addition to Borrower’s undertakings under the Note.  Indemnitors agree that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, whether or not Lender would be entitled to a deficiency judgment following a foreclosure or sale under the Mortgage.

11.Successors and Assigns.  Subject to the provisions of paragraph 4 hereof, this Agreement and the indemnification contained in this Agreement shall be continuing, irrevocable and binding on each of the Indemnitors and their respective successors and assigns, and this Agreement shall be binding upon and shall inure to the benefit of Lender and Lender’s successors and assigns.  The death or dissolution of any one or more of the Indemnitors shall not affect this Agreement or any of each Indemnitor’s obligations hereunder.  It is agreed by the Indemnitors that their respective liabilities hereunder are not contingent on the signature of any other Indemnitor.

12.Notices.

(A)All notices expressly provided hereunder to be given by Lender to the Indemnitors and all notices, demands and other communications of any kind or nature whatever which the Indemnitors may be required or may desire to give to or serve on Lender shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, to the appropriate address set forth below, or at such other place as the Indemnitors or Lender may from time to time designate in writing by ten (10) days prior written notice thereof.  Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice.  Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee’s return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time.  Any notice required to be given by Lender shall be equally effective if given by Lender’s agent, if any.

(B)Any notices which any party may be required, or may desire, to give shall be addressed as follows:

In the case of Borrower and each Indemnitor, to:

c/o GTJ REIT, Inc.

60 Hempstead Avenue

West Hempstead, New York 11552

Attention: Paul A. Cooper, CEO

with a copy to:

Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103
Attention: Christine A. McGuinness, Esq.

In the case of Lender, to:

Allstate Investments, LLC
Allstate Plaza South, Suite G5C
3075 Sanders Road
Northbrook, Illinois  60062
Attention: Commercial Mortgage Loan Servicing Manager

with a copy to:

Allstate Investments, LLC
3075 Sanders Road, Suite G5A
Northbrook, Illinois  60062
Attention:  Investment Law Division

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party in accordance with this paragraph.

13.Entire Agreement.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

14.Amendment and Waiver.  This Agreement may not be amended except by a writing signed by both parties nor shall observance of any term of this Agreement be waived except with the written consent of the Lender.

15.Governing Law.  This Agreement shall be governed and construed as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the State of New Jersey.  The United States District Court for the District of New Jersey and any court of competent jurisdiction of the State of New Jersey shall have jurisdiction in any action, suit or other proceeding instituted to enforce this Agreement.  Indemnitor hereby waives (a) any objections to the jurisdiction of such courts, (b) any objections to venue and (c) its right to a trial by jury in any action, proceeding or counterclaim brought by Lender.

16.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

17.Severability.  All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

18.Headings.  The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

[The Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

INDEMNITORS:

GTJ REIT INC.

                                             By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

GWL 4 CORPORATE LLC

By:  GTJ Realty, LP, its sole member

                        By:  GTJ GP LLC, its general partner

                                 By:  GTJ REIT Inc., its manager

                                                         By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

GWL 8 CORPORATE LLC

By:  GTJ Realty, LP, its sole member

                        By:  GTJ GP LLC, its general partner

                                 By:  GTJ REIT Inc., its manager

                                                         By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

[Signatures Continue on the Following Page]

[Signatures Continued from the Prior Page]

GWL 1110 CENTENNIAL LLC

By:  GTJ Realty, LP, its sole member

                        By:  GTJ GP LLC, its general partner

                                 By:  GTJ REIT Inc., its manager

                                                         By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

GWL 25 CORPORATE LLC

By:  GTJ Realty, LP, its sole member

                        By:  GTJ GP LLC, its general partner

                                 By:  GTJ REIT Inc., its manager

                                                         By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

GWL 21 CONSTITUTION LLC

By:  GTJ Realty, LP, its sole member

                        By:  GTJ GP LLC, its general partner

                                 By:  GTJ REIT Inc., its manager

                                                         By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

[Signatures Continue on the Following Page]

[Signatures Continued from the Prior Page]

GWL 11 CONSTITUTION LLC

By:  GTJ Realty, LP, its sole member

                        By:  GTJ GP LLC, its general partner

                                 By:  GTJ REIT Inc., its manager

                                                         By:/s/ Paul A. Cooper
                                                        Paul A. Cooper, CEO

LENDER:

ALLSTATE LIFE INSURANCE COMPANY

By: ________________________________

By: ________________________________

Its Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY OF   NEW YORK

By: ________________________________

By: ________________________________

Its Authorized Signatories

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By: ________________________________

By: ________________________________

Its Authorized Signatories